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                                                 Exhibit 10


                   CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form N-4 (File No. 33-79906) of our report, dated April 25, 1997, on our audits of the financial statements of Western-Southern Life Assurance Company and our report dated January 9, 1997, on our audit of the financial statements of Western-Southern Life Assurance Company Separate Account 2. We also consent to the reference to our firm under the caption "Experts."

/s/ Coopers & Lybrand LLP

Cincinnati, Ohio
April 29, 1997